SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2004

AIRSPAN NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

000-31031	75-2743995
(Commission file number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 105, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip code)

(561) 893-8670

(Registrant’s telephone number, including area code)

Item 7. Exhibits

(c) Exhibits

10.1	Purchase and License Agreement dated March 20, 2003 among Nortel Networks Limited, Nortel Networks de Mexico, S.A. de C.V. and Axtel, S.A. de C.V. (1)(2)

10.2	Amendment Agreement No. 1 to Purchase and License Agreement, dated September 15, 2003 among Nortel Networks Limited, Nortel Networks de Mexico, S.A. de C.V. and Axtel, S.A. de C.V.(5)

10.3	Assignment and Assumption Agreement dated December 23, 2003 among Nortel Networks Limited and certain of its subsidiaries, the Company and Airspan Communications Limited.(1)(2)

10.4	Amendment Agreement No. 2 to FWA PLA and FWA TASS dated as of April 20, 2004 between the Company and Axtel, S.A. de C.V. *(5)

10.5	Technical Assistance Support Services Agreement for FWA Equipment, dated as of February 14, 2003, by and between Nortel Networks UK Limited and Axtel, S.A. de C.V.(3)(4)

*	Portions of this document have been omitted and were filed separately with the SEC on July 22, 2004 pursuant to a request for confidential treatment.
(1)	Incorporated by reference to the Company’s report on Form 8-K filed on June 1, 2004.
(2)	Portions of this document have been omitted and were filed separately with the SEC on June 1, 2004 pursuant to a request for confidential treatment.
(3)	Incorporated by reference to the Company’s report on Form 8-K filed on July 2, 2004.
(4)	Portions of this document have been omitted and were filed separately with the SEC on July 2, 2004 pursuant to a request for confidential treatment.
(5)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2004

AIRSPAN NETWORKS, INC

By:	/s/ Peter Aronstam
Peter Aronstam
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

10.1	Purchase and License Agreement dated March 20, 2003 among Nortel Networks Limited, Nortel Networks de Mexico, S.A. de C.V. and Axtel, S.A. de C.V. (1)(2)

10.2	Amendment Agreement No. 1 to Purchase and License Agreement, dated September 15, 2003 among Nortel Networks Limited, Nortel Networks de Mexico, S.A. de C.V. and Axtel, S.A. de C.V.(5)

10.3	Assignment and Assumption Agreement dated December 23, 2003 among Nortel Networks Limited and certain of its subsidiaries, the Company and Airspan Communications Limited.(1)(2)

10.4	Amendment Agreement No. 2 to FWA PLA and FWA TASS dated as of April 20, 2004 between the Company and Axtel, S.A. de C.V. *(5)

10.5	Technical Assistance Support Services Agreement for FWA Equipment, dated as of February 14, 2003, by and between Nortel Networks UK Limited and Axtel, S.A. de C.V.(3)(4)

*	Portions of this document have been omitted and were filed separately with the SEC on July 22, 2004 pursuant to a request for confidential treatment.
(1)	Incorporated by reference to the Company’s report on Form 8-K filed on June 1, 2004.
(2)	Portions of this document have been omitted and were filed separately with the SEC on June 1, 2004 pursuant to a request for confidential treatment.
(3)	Incorporated by reference to the Company’s report on Form 8-K filed on July 2, 2004.
(4)	Portions of this document have been omitted and were filed separately with the SEC on July 2, 2004 pursuant to a request for confidential treatment.
(5)	Filed herewith.